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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT AUDITORS
                      -------------------------------



The Board of Directors
Cablevision Systems Corporation
   and A-R Cable Services, Inc.:

We consent to the use of our reports, incorporated herein by reference, and to the references to our firm under the heading "Selected Financial Data" and "Experts" in the prospectus and the Registration Statement of Cablevision Systems Corporation on Form S-4.


                                                     KPMG Peat Marwick LLP


Jericho, New York
October 9, 1997